UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):  July 27, 2015

ITT EDUCATIONAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana 46032-1404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

ITT Educational Services, Inc. (the “Company”) held its 2015 Annual Meeting of Shareholders on July 27, 2015 to:

•	elect three directors;
•
ratify the appointment of Deloitte & Touche LLP (“Deloitte”) by the Audit Committee of the Company’s Board of Directors to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2015; and

•
hold an advisory vote on the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, in the Proxy Statement for the Company’s 2015 Annual Meeting of Shareholders.

Proposal 1:  At the Company’s 2015 Annual Meeting of Shareholders, the shareholders elected the following persons to serve as directors in the third class of the Company’s Board of Directors, each to hold office for the term of three years and until his or her successor is elected and has qualified:

Third Class - Term expiring at 2018 Annual Meeting

1.	C. David Brown
2.	Joanna T. Lau
3.	Samuel L. Odle

The final results of the vote taken at the Company’s 2015 Annual Meeting of Shareholders for the director nominees were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
C. David Brown	8,146,671	311,736	13,107	10,395,277
Joanna T. Lau	6,472,186	1,988,965	10,363	10,395,277
Samuel L. Odle	6,666,779	1,796,854	7,881	10,395,277

The directors who continued in office after the Company’s 2015 Annual Meeting of Shareholders are as follows:

First Class - Term expiring at 2016 Annual Meeting

1.	Jerry M. Cohen
2.	John F. Cozzi
3.	Thomas I. Morgan

Second Class - Term expiring at 2017 Annual Meeting

1.	John E. Dean
2.	James D. Fowler, Jr.
3.	Vin Weber

Third Class - Term expiring at 2018 Annual Meeting

1.  C. David Brown
2.  Joanna T. Lau
3.  Samuel L. Odle

Proposal 2:  At the Company’s 2015 Annual Meeting of Shareholders, the shareholders ratified the appointment of Deloitte to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2015.  The final results of the vote taken at that meeting ratifying the appointment of Deloitte were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,068,693	662,908	135,190	0

Proposal 3:  At the Company’s 2015 Annual Meeting of Shareholders, the shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,082,093	2,329,657	59,764	10,395,277

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2015

ITT Educational Services, Inc.

By:           /s/ Ryan L. Roney
       Name: Ryan L. Roney
       Title: Executive Vice President, Chief
Administrative and Legal Officer and Secretary

4